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     As filed with the Securities and Exchange Commission on August 2, 2000




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 1, 2000

                               COSTAR GROUP, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-24531


       DELAWARE                                                               52-2091509
(State or other jurisdiction of incorporation)                (I.R.S. employer identification number)




                             2 Bethesda Metro Center
                                  Bethesda, MD
                    (Address of principal executive offices)

                                      20814
                                   (Zip Code)


                                 (301) 215-8300
              (Registrant's telephone number, including area code)




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                       INFORMATION INCLUDED IN THIS REPORT

ITEM 5.   OTHER EVENTS

On August 1, 2000, the Registrant issued a press release announcing its second quarter earnings results, a copy of which is attached as Exhibit 99.1 to this Report and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

          (c)  Exhibits

               99.1     Press Release dated August 1, 2000 issued by the
                        Registrant.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COSTAR GROUP, INC.




                                            By:             /s/
                                                 -----------------------
                                            Name: Frank A. Carchedi
                                            Title: Chief Financial Officer


Date:  August 1, 2000